UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Hidden Lake Road, Building A Brattleboro, Vermont 05301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (802) 257-1617

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 30, 2014, Teucrium Trading, LLC (the “Sponsor”) completed the disposition of all of the assets of the Teurcrium Natural Gas Fund (“NAGS”) and the Teucrium WTI Crude Oil Fund (“CRUD” and collectively with NAGS, the “Funds”). Following the delisting of the Funds at the close of trading on December 18, 2014 the Sponsor proceeded to liquidate all positions held by the Funds; the positions, other than cash, consisted of commodity futures contracts. All positions were sold through an exchange to unrelated parties. Upon the completion of the disposition, the Sponsor distributed cash to all shareholders in an amount equal to each shareholder’s pro rata interest in the respective Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: December 30, 2014	By:	/s/ Dale Riker
Name: Dale Riker
Title: Chief Executive Officer